UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
October 19, 2006	0-51715

SPORT-HALEY, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue
Denver, Colorado 80216
303/320-8800
(Address of principal executive
offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previously Engaged Independent Registered Public Accounting Firm.

(i)  On October 19, 2006, Sport-Haley, Inc.’s (“the Company”) independent registered public accountant, Hein & Associates LLP, of Denver, Colorado, declined to stand for re-election after completion of the audit for the year ended June 30, 2006.

(ii) Hein & Associates LLP’s reports on the Company’s financial statements for the past two fiscal years do not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) Hein & Associates LLP’s decision to decline to stand for re-election as the Company’s independent accountant for fiscal year 2007 was accepted by the Company’s Audit Committee on October 19, 2006.

(iv) During the two most recent fiscal years, and any subsequent interim period preceding Hein & Associates LLP’s declination, the Company has not had any disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)  There were no reportable events (as defined in the Regulation S-K Item 304(a)(1)(v)) in connection with the Company’s two most recent fiscal year audits, or in any subsequent interim period preceding Hein & Associates LLP’s declination, except as noted in the following paragraph:

As previously reported, since the Company implemented new operations software in January 2004 and continuing through the end of fiscal 2006, programming and human errors discovered within the system caused the Company to report a material weakness in its internal controls over financial reporting with respect to inventory valuation.

The Company requested that Hein & Associates LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Hein & Associates LLP in response to this request, dated October 19, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm.

(i)  On October 19, 2006, the Audit Committee of the Company’s board of directors engaged the firm Gordon, Hughes & Banks, LLP, to act as the Company’s independent registered public accountants for the fiscal year ending June 30, 2007.

(ii)   During the fiscal years ended June 30, 2006 and 2005 and any subsequent interim period, neither the Company nor anyone on behalf of the Company consulted with Gordon, Hughes & Banks, LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Hein & Associates LLP to the SEC, dated October 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: October 20, 2006	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer